UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2020

Strategic Education, Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland	0-21039	52-1975978
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2303 Dulles Station Boulevard
Herndon, VA 20171
 (Address of Principal Executive Offices) (Zip Code)

(703) 561-1600
 (Registrant’s telephone number, including area code)

N/A
 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	STRA	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.
On July 29, 2020, Strategic Education, Inc. (“SEI”) and its wholly owned subsidiary SEI Newco Inc. (the “Purchaser”) entered into a sale and purchase agreement (the “Purchase Agreement”) with LEI AMEA INVESTMENTS B.V. (the “Seller”) and, solely as guarantor of certain of Seller’s obligations thereunder, Laureate Education, Inc. (“Laureate”) pursuant to which, subject to the satisfaction or waiver of certain conditions, the Purchaser will acquire Laureate’s Australia and New Zealand operations (collectively, the “Business”) by means of a purchase of all of the outstanding equity interests of certain subsidiaries held by the Seller (the “Transaction”).
Pursuant to the Purchase Agreement, Purchaser will pay a purchase price of $642.7 million in cash, subject to certain adjustments specified therein, including for working capital, indebtedness and cash at the closing of the Transaction and the Business’s forecasted 2021 EBITDA. SEI has agreed to guarantee the obligations of the Purchaser under the Purchase Agreement.
The Transaction, which is expected to close by the first quarter of 2021, is subject to certain regulatory approvals and customary closing conditions. Closing conditions include, but are not limited to, (i) the receipt of applicable regulatory approvals in Australia and New Zealand and the absence of certain adverse regulatory events, (ii) the receipt of specified third party consents, and (iii) the absence of a material adverse change in certain forecasted results of the Business. The Purchase Agreement contains certain representations, warranties and covenants made by both parties. The Purchase Agreement also contains certain rights to terminate the agreement, including the right of either the Purchaser or the Seller to terminate the Purchase Agreement after 5 pm Sydney time on April 29, 2021 (or, under certain specified circumstances, up to an additional 30 business days later), if the closing conditions to the Transaction have not been satisfied or waived by such date.
Pursuant to the Purchase Agreement, Laureate and a subsidiary of SEI will enter into a transition services agreement to be effective at the closing of the Transaction.
The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, which SEI intends to file as an exhibit to a future current or periodic report.

Item 7.01.	Regulation FD Disclosure.
On July 29, 2020, SEI issued a press release announcing the Purchase Agreement. A copy of the press release is attached hereto as Exhibit 99.1.
The information contained in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. Further, such information shall not be deemed incorporated by reference into any of SEI’s reports or filings with the Securities and Exchange Commission, whether made before or after the date hereof, except as expressly set forth by specific reference in such report or filing.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
99.1	Press Release dated July 29, 2020

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward Looking Statements
This communication contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements may be identified by the use of words such as “expect,” “estimate,” “assume,” “believe,” “anticipate,” “may,” “will,” “forecast,” “outlook,” “plan,” “project,” “potential” and other similar words, and include all statements that are not historical facts, including with respect to, among other things, the final terms and timing of SEI’s acquisition of the Business; the potential benefits of the acquisition; SEI’s plans to finance the acquisition; future financial performance of SEI; SEI’s plans, strategies and prospects; and future events and expectations. The statements are based on SEI’s current expectations and are subject to a number of assumptions, uncertainties and risks, including but not limited to:
●	SEI’s continued compliance with Title IV of the Higher Education Act, and the regulations thereunder, as well as regional accreditation standards and state regulatory requirements;
●	rulemaking by the Department of Education and increased focus by the U.S. Congress on for-profit education institutions;
●	the pace of student enrollment;
●	competitive factors;
●	risks associated with the further spread of COVID-19, including the ultimate impact of COVID-19 on people and economies;
●	the impact of regulatory measures or voluntary actions that may be put in place to limit the spread of COVID-19, including restrictions on business operations or social distancing requirements;
●	risks associated with the opening of new campuses;
●	risks associated with the offering of new educational programs and adapting to other changes;
●
risks associated with the acquisition of existing educational institutions, including in the case of SEI’s proposed acquisition of the Business, the risk that the acquisition may not be completed in a timely manner or at all, the risk that the benefits of the acquisition may not be fully realized or may take longer to realize than expected, and the risk that the acquisition may not advance SEI’s business strategy and growth strategy;

●	risks relating to the timing of regulatory approvals;
●	SEI’s ability to implement its growth strategy;
●	the risk that the combined company may experience difficulty integrating employees or operations;
●	risks associated with the ability of SEI’s students to finance their education in a timely manner;
●	general economic and market conditions; and
●	additional factors described in SEI’s most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.
Many of these risks, uncertainties and assumptions are beyond SEI’s ability to control or predict. Because of these risks, uncertainties and assumptions, you should not place undue reliance on these forward-looking statements. Furthermore, these forward-looking statements speak only as of the information currently available to SEI on the date they are made, and SEI undertakes no obligation to update or revise forward-looking statements, except as required by law. Actual results may differ materially from those projected in the forward-looking statements.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRATEGIC EDUCATION, INC.
Date: July 29, 2020

	By:	/s/ Daniel W. Jackson
Daniel W. Jackson
Executive Vice President and Chief Financial Officer